SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                Date of Report (Date of Earliest Event Reported):
                                  July 19, 2005

                               IAC/INTERACTIVECORP
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                   0-20570              59-2712887

       (State or other           (Commission File          (IRS Employer
       jurisdiction of                Number)             Identification
        incorporation)                                       Number)



                 152 WEST 57TH STREET, NEW YORK, NEW YORK 10019
               (Address of principal executive offices) (zip code)

                                 (212) 314-7300
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

     On July 19, 2005, IAC/InterActiveCorp ("IAC") completed its acquisition of Ask Jeeves, Inc. ("Ask Jeeves"). Pursuant to the Agreement and Plan of Merger, dated as of March 21, 2005 (the "Merger Agreement"), by and among IAC, AJI Acquisition Corp., a Delaware corporation and wholly owned subsidiary of IAC ("Merger Sub"), and Ask Jeeves, Merger Sub merged with and into Ask Jeeves, with Ask Jeeves surviving as a subsidiary of IAC (the "Merger").

     In the Merger, each outstanding share of common stock, par value $0.001 per share, of Ask Jeeves ("Ask Jeeves Common Stock") (other than Ask Jeeves Common Stock (i) held by Ask Jeeves as treasury stock or (ii) owned by IAC or any of its wholly owned subsidiaries immediately prior to completion of the Merger) was converted into the right to receive (i) 1.2668 (the "Exchange Ratio") of a share of common stock, par value $0.01 per share, of IAC ("IAC Common Stock") and (ii) cash instead of any fractional share of IAC Common Stock. Pursuant to the Merger Agreement, all outstanding stock options granted by Ask Jeeves are no longer exercisable for shares of Ask Jeeves Common Stock but, instead, are exercisable for shares of IAC Common Stock based on the Exchange Ratio, as set forth in the Merger Agreement.

     Please see the full text of IAC's press release relating to the Merger, which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

     IAC filed a registration statement on Form S-4 (File No. 333-124340) (the "Registration Statement"), as amended, registering under the Securities Act of 1933, as amended, the shares of IAC Common Stock issued or reserved for issuance in connection with the Merger. The Registration Statement contains additional information about the Merger.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     In connection with the Merger, on July 19, 2005, IAC irrevocably and unconditionally guaranteed Ask Jeeves' outstanding Zero Coupon Subordinated Convertible Notes due 2008 in the principal amount of $115.0 million by executing a Supplemental Indenture (the "Supplemental Indenture"), dated as of July 19, 2005, by and among IAC, Ask Jeeves and The Bank of New York Trust Company, N.A., as Trustee. In the event of a default in the payment of principal, interest or premium (if any), the guarantee may be enforced against IAC without first proceeding against Ask Jeeves. These notes are now convertible into shares of IAC common stock in accordance with their terms.

     The Indenture relating to the Zero Coupon Subordinated Convertible Notes, dated as of June 4, 2003, by and between Ask Jeeves, Inc. and The Bank of New York, as Trustee, the Form of Zero Coupon Convertible Subordinated Note and the Supplemental Indenture are filed herewith and are incorporated by reference herein. Item 2.01 is also incorporated by reference herein.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

       Exhibit 4.1 Indenture (relating to the Zero Coupon Subordinated Convertible Notes of Ask Jeeves, Inc.), dated as of
                     June 4, 2003, by and between Ask Jeeves, Inc. and The Bank of New York, as Trustee.

       Exhibit 4.2 Form of Zero Coupon Convertible Subordinated Note of Ask Jeeves, Inc. (included within Exhibit 4.1).

       Exhibit 4.3 Supplemental Indenture (relating to the Zero Coupon Subordinated Convertible Notes of Ask Jeeves, Inc.), dated as of July 19, 2005, by and among IAC/InterActiveCorp, Ask Jeeves, Inc., and the Bank of New York Trust Company, N.A., as Trustee.

       Exhibit 99.1  Press release, dated July 19, 2005.

                                      *****

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                               IAC/INTERACTIVECORP


                               By:  /s/ Gregory R. Blatt
                                  ------------------------------
                               Name:    Gregory R. Blatt
                               Title:   Executive Vice President,
                                        General Counsel and Secretary

Date:  July 22, 2005
xxx
                                  EXHIBIT INDEX

       Exhibit 4.1 Indenture (relating to the Zero Coupon Subordinated Convertible Notes of Ask Jeeves, Inc.), dated as of
                     June 4, 2003, by and between Ask Jeeves, Inc. and The Bank of New York, as Trustee.

       Exhibit 4.2 Form of Zero Coupon Convertible Subordinated Note of Ask Jeeves, Inc. (included within Exhibit 4.1).

       Exhibit 4.3 Supplemental Indenture (relating to the Zero Coupon Subordinated Convertible Notes of Ask Jeeves, Inc.), dated as of July 19, 2005, by and among IAC/InterActiveCorp, Ask Jeeves, Inc., and the Bank of New York Trust Company, N.A., as Trustee.

       Exhibit 99.1  Press release, dated July 19, 2005.